Exhibit 10.7





                              DEED OF GUARANTEE AND INDEMNITY

                              RMB RESOURCES LIMITED

                              RMB INTERNATIONAL (DUBLIN) LIMITED

                              and

                              THE COMPANIES DESCRIBED IN THE SCHEDULE









                                Freehills
                              -------------


                              QV.1 Building 250 St Georges Terrace Perth Western Australia 6000 Australia Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878 www.freehills.com DX 104 Perth

                              SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

                              Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW) DAW:CEP:80559145


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TABLE OF CONTENTS

Clause                                                                     Page

1    DEFINITIONS AND INTERPRETATION                                           1

     1.1  Definitions                                                         1
     1.2  Terms defined in the Transaction Documents                          2
     1.3  Principles of interpretation                                        3
     1.4  Guarantee binding                                                   3
     1.5  Joint and several obligations                                       3

2    GUARANTEE                                                                3

     2.1  Guarantee                                                           3
     2.2  Payment                                                             3

3    PAYMENTS                                                                 3

     3.1  Manner of Payment                                                   3
     3.2  Taxes                                                               4
     3.3  Statement of indebtedness by a Finance Party                        4
     3.4  Receipts of Finance Parties                                         4
     3.5  Amounts payable on demand                                           4

4    INTEREST  ON  OVERDUE  AMOUNTS                                           5

     4.1  Payment of Interest                                                 5
     4.2  Accrual of interest                                                 5
     4.3  Rate of interest                                                    5

5    UNDERTAKINGS,  CONSENTS  AND  ACKNOWLEDGMENTS                            5

     5.1  Amount of the Guaranteed Money                                      5
     5.2  Proof by Finance Parties                                            6
     5.3  Term of undertakings                                                6

6    INDEMNITIES                                                              6

     6.1  General indemnity                                                   6
     6.2  Indemnity for avoidance of Guaranteed Money                         6
     6.3  Foreign currency indemnity                                          7
     6.4  Indemnity payment                                                   8

7    SAVING  PROVISIONS                                                       8

     7.1  No merger of security                                               8
     7.2  Exclusion of moratorium                                             8
     7.3  Conflict                                                            8
     7.4  Consent of Finance Parties                                          9
     7.5  Non-exercise of a Guarantor's rights                                9
     7.6  Principal obligation                                                9
     7.7  No obligation to marshal                                            9
     7.8  Non-avoidance                                                       9


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     7.9  Continuing guarantee and indemnities                               10
     7.10 Unconditional nature of obligations                                10

8    SUSPENSION  OF  GUARANTORS'  RIGHTS                                     12

     8.1  Suspension of Guarantors' rights                                   12
     8.2  RMBI's right to prove                                              13

9    DISCHARGE  AND  RELEASE                                                 13

     9.1  Termination by Guarantors                                          13
     9.2  Discharge and release                                              14

10   GENERAL                                                                 14

     10.1 Guarantors to bear cost                                            14
     10.2 Notices 14
     10.3 Governing law and jurisdiction                                     15
     10.4 Prohibition and enforceability                                     15
     10.5 Waivers                                                            15
     10.6 Cumulative rights                                                  16
     10.7 Attorneys                                                          16
     10.8 Assignment                                                         16
     10.9 Time of Essence                                                    16
     10.10 Counterparts                                                      16
     10.11 Service of Process                                                16
     10.12 Application of Money                                              16


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THIS DEED OF GUARANTEE AND INDEMNITY

     is dated as of 5 November 2003 between the following parties:

          1.   RMB RESOURCES LIMITED
               of Level 3
               One Mitre Square
               London EC3A 5AN
               United Kingdom
               (AGENT)

          2.   RMB INTERNATIONAL (DUBLIN) LIMITED
               of 28 Shelbourne Road
               Ballsbridge
               Dublin, 4, Ireland
               (RMBI)

          3.   THE COMPANIES DESCRIBED IN THE SCHEDULE
               (GUARANTORS)



RECITALS

          A. Each of the Guarantors has requested RMB International (Dublin) Limited (RMBI) make available a term loan to Western Mesquite Mines, Inc. (COMPANY).

          B. It is a condition of the agreement of RMBI to provide the facility that the Guarantors grant the guarantee and indemnities in this deed to secure the payment of the Guaranteed Money to the Agent and RMBI.


THIS  DEED  WITNESSES

          that in consideration of, among other things, RMBI entering into and providing financial accommodation under the Facility Agreement at the request of each Guarantor and the mutual promises contained in this deed, the parties agree:

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1    DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this deed:

          COMPANY means Western Mesquite Mines, Inc., a corporation incorporated under the laws of Idaho of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025, United States of America;

          FACILITY AGREEMENT means the facility agreement dated as of 5 November 2003 between the Company, the Guarantors, RMBI and the Agent;

          FINANCE  PARTY  means  each  of  the  following:

          (a)  RMBI;  and

          (b)  the  Agent,


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          and  FINANCE  PARTIES  means  both  of  them;

          GUARANTEED MONEY means all debts, monetary liabilities and obligations of the Company and each other Transaction Party to the Agent or RMBI under or in relation to a Transaction Document and in any capacity irrespective of whether the debts, liabilities or obligations:

          (a)  are  present  or  future;

          (b)  are  actual,  prospective,  contingent  or  otherwise;

          (c)  are  at  any  time  ascertained  or  unascertained;

          (d) are owed or incurred by or on account of the Company or a Transaction Party alone, or severally or jointly with any other person;

          (e) are owed to or incurred for the account of the Agent or RMBI alone, or severally or jointly with any other person;

          (f) are owed to any other person as agent (whether disclosed or not) for or on behalf of the Agent or RMBI;

          (g) are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

          (h) are owed to or incurred for the account of the Agent or RMBI directly or as a result of:

               (1) the assignment or transfer to the Agent or RMBI of any debt or liability of the Company or another Transaction Party (whether by way of assignment, transfer or otherwise);

               (2) any other dealing with a debt or monetary liability of that kind;

          (i) are owed to or incurred for the account of the Agent or RMBI before the date of this deed, before the date of any assignment of this deed to the Agent or RMBI by any other person or otherwise; or

          (j)  comprise  any  combination  of  the  above;

          GUARANTORS  means  the  parties  described  in  the  schedule;

          PROPORTIONATE SHARE means in relation to RMBI or the Agent on any day, the Guaranteed Money owing to RMBI or the Agent expressed as a percentage of the aggregate Guaranteed Money owing to RMBI and the Agent on that day;

          SURETY means a person, other than the Company, who is or may be responsible for any of the Guaranteed Money under any present or future Collateral Security or otherwise; and

          TRANSACTION DOCUMENTS has the meaning given in the Facility Agreement.

     1.2  TERMS  DEFINED  IN  THE  TRANSACTION  DOCUMENTS

          Any terms defined in the Transaction Documents, unless the context otherwise requires, have the same meaning when used in this deed.


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     1.3  PRINCIPLES  OF  INTERPRETATION

          The principles of interpretation contained in clause 1.2 of the Facility Agreement apply, mutatis mutandis, to this deed, unless the context otherwise requires.

     1.4  GUARANTEE  BINDING

          This deed binds a Guarantor whether or not any other Guarantor has executed this deed, or has done so effectively, and whether or not, for any reason this deed or any part of it is binding on another Guarantor (including without limitation whether or not a Security granted by another Guarantor is or becomes void, voidable or unenforceable).

     1.5  JOINT  AND  SEVERAL  OBLIGATIONS

          Each of the obligations of the Guarantors under this deed is joint and several and unconditional.

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2    GUARANTEE

     2.1  GUARANTEE

          The Guarantors unconditionally and irrevocably guarantee to the Agent and RMBI the payment of the Guaranteed Money.

     2.2  PAYMENT

          (a) If the Guaranteed Money is not paid when due or is not paid in the manner or in the currency in which the Guaranteed Money is required to be paid, the Guarantors must immediately on demand from a Finance Party (whether or not demand has been made by a Finance Party on the Company) pay to that Finance Party the Guaranteed Money in the same manner and currency as the Guaranteed Money is or was required to be paid.

          (b) A demand made by a Finance Party in accordance with clause 2.2(a) may be made at any time and from time to time.

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3    PAYMENTS

     3.1  MANNER  OF  PAYMENT

          (a) The Guarantors agree to make all payments to the Finance Parties under this guarantee and indemnity in immediately available funds to the account and in the manner notified by the Agent to the Company.

          (b) The Guarantors agree to make payments without set-off or counterclaim and free and clear of any withholding or deduction for Taxes unless prohibited by law.


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     3.2  TAXES

          If a law requires a Guarantor to withhold or deduct Taxes from a payment so that the Agent or RMBI would not actually receive for its own benefit on the due date the full amount provided for under this guarantee and indemnity, then:

          (a) the amount payable is increased so that, after making that deduction and deductions applicable to additional amounts payable under this clause, the Agent or RMBI is entitled to receive the amount it would have received if no deductions had been required;

          (b)  that  Guarantor  must  make  the  deductions;  and

          (c) that Guarantor must pay the full amount deducted to the relevant authority in accordance with applicable law and deliver the original receipts to the Agent.

     3.3  STATEMENT  OF  INDEBTEDNESS  BY  A  FINANCE  PARTY

          A certificate signed by an Authorised Officer of the Agent or RMBI stating:

          (a)  the  amount  of  the  Guaranteed  Money  due  and  payable;  or

          (b) the amount of the Guaranteed Money, whether currently due and payable or not,

          is prima facie evidence of that amount as at the date stated on the certificate or failing that as at the date of that certificate.

     3.4  RECEIPTS  OF  FINANCE  PARTIES

          (a) The receipt of any Authorised Officer of a Finance Party for any money payable to or received by that Finance Party under this deed exonerates the payer from all liability to enquire whether any of the Guaranteed Money has become payable.

          (b) Every receipt of an Authorised Officer of a Finance Party effectually discharges the payer from:

               (1) subject to clause 7.8, any future liability to pay the amount specified in the receipt; and

               (2) being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

     3.5  AMOUNTS  PAYABLE  ON  DEMAND

          If an amount payable under a Transaction Document is not expressed to be payable on a specified date, that amount is payable by each Guarantor on demand by a Finance Party.


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4    INTEREST ON OVERDUE AMOUNTS

     4.1  PAYMENT  OF  INTEREST

          Each Guarantor must pay interest on any of the Guaranteed Money on which interest is not already being accrued or paid by the Company or any other Transaction Party under a Transaction Document, from when it becomes due for payment under the Transaction Documents until it is paid.

     4.2  ACCRUAL  OF  INTEREST

          Interest  payable  under  clause  4.1:

          (a) accrues daily from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after judgment or any other thing into which the liability to pay the Secured Money becomes merged; and

          (b)  may  be  capitalised  by  the  Agent  at  30  day  intervals.

     4.3  RATE  OF  INTEREST

          The rate of interest payable to a Finance Party under this clause 4 on any part of the Guaranteed Money is the higher of:

          (a)  the  aggregate  of  LIBOR  from  time  to  time  and  6.0%;  and

          (b) the rate fixed or payable under a judgment or other thing referred to in clause 4.2(a).

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5    UNDERTAKINGS, CONSENTS AND ACKNOWLEDGMENTS

     5.1  AMOUNT OF THE GUARANTEED MONEY

          (a) This deed applies to the present and future amount from time to time of the Guaranteed Money.

          (b) The obligations of the Guarantors under this deed extend to any Guaranteed Money and any increase in the Guaranteed Money either of which arise as a result of:

               (1)  any  Transaction  Document;  or

               (2) any amendment, supplement, renewal or replacement of any Transaction Document; or

               (3)  the  occurrence  of  any  other  thing.

          (c)  Clause  5.1(b):

               (1) applies regardless of whether any Guarantor is aware of, has consented to or is given notice of anything referred to in clause 5.1(b); and

               (2) does not limit the obligations of any Guarantor under this deed.


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     5.2  PROOF  BY  FINANCE  PARTIES

          In the event of the liquidation of the Company or a Transaction Party or any Surety, each Guarantor authorises each Finance Party to prove for all moneys which the Guarantor has paid or is or may be obliged to pay under any Transaction Document, any other document or agreement or otherwise in respect of the Guaranteed Money.

     5.3  TERM  OF  UNDERTAKINGS

          Each undertaking of a Guarantor in this clause 5 continues in full force and effect, until the Agent (on behalf of itself and RMBI) has released that Guarantor under clause 9 of this deed.

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6    INDEMNITIES

     6.1  GENERAL  INDEMNITY

          (a) The Guarantors indemnify the Agent, RMBI and any Receiver or Attorney against any claim, action, damage, loss, cost, charge, expense, outgoing or payment which the Agent, RMBI, a Receiver or an Attorney pays, suffers or incurs, or is liable for, in respect of any of the following:

               (1) any failure by the Company or any Transaction Party to pay any of the Guaranteed Money when due or in the manner or currency in which it was required to be paid;

               (2) any failure of the Company or any Transaction Party or any Guarantor or any other person to observe, perform or comply with any provision of any Transaction Document or any other document or agreement between any one or more Transaction Parties and a Finance Party;

               (3) any fact or circumstance not being as represented or warranted to the Agent or RMBI by the Company or the Guarantors or any Transaction Party;

               (4)  the  occurrence  of  any  Default;  and

               (5) the Agent, RMBI, Receiver or Attorney exercising its Powers consequent on or arising out of the occurrence of any Default.

          (b) Without limitation to the indemnity contained in clause 6.1(a), that indemnity includes the amount determined by the Agent or RMBI as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Agent or RMBI to fund or maintain the Guaranteed Money and includes, but is not limited to, loss of margin.

     6.2  INDEMNITY  FOR  AVOIDANCE  OF  GUARANTEED  MONEY

          (a) If any of the Guaranteed Money (or money which would have been Guaranteed Money had it not been irrecoverable) are irrecoverable by the Agent or RMBI:


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               (1)  from  the  Company  or  a  Transaction  Party;  or

               (2)  from  any  Guarantor  on  the  footing  of  a  guarantee,

               the Guarantors indemnify the Agent and RMBI against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment suffered, paid or incurred by the Agent or RMBI in relation to the non-payment of that money.

          (b) Clause 6.2(a) applies to the Guaranteed Money (or money which would have been Guaranteed Money had it not been irrecoverable) which is or may be irrecoverable irrespective of whether:

               (1) it is or may be irrecoverable by reason of any event described in clause 7.10;

               (2) it is or may be irrecoverable by reason of any other fact or circumstance whatsoever;

               (3) the transactions or any of them relating to that money are void or illegal or avoided or otherwise unenforceable; and

               (4) any matters relating to the Guaranteed Money are or should have been within the knowledge of the Agent or RMBI.

     6.3  FOREIGN  CURRENCY  INDEMNITY

          (a)  If,  at  any  time:

               (1) the Agent or RMBI receives or recovers any part of the Guaranteed Money or any amount payable by a Guarantor under this deed for any reason including, but not limited to:

                    (A)  any  judgment  or  order  of  any  Governmental Agency;

                    (B)  any  breach  of  any  Transaction  Document;

                    (C) the liquidation of the Company, any Transaction Party, any Guarantor or any Surety or any proof or claim in that liquidation; or

                    (D) any other thing into which the obligations of the Company, any Transaction Party, Guarantor or Surety may have become merged; and

               (2)  the  Payment  Currency  is  not  the  Relevant  Currency,

               the Guarantors indemnify the Agent and RMBI against any shortfall between the amount payable in the Relevant Currency and the amount actually received or recovered by the Agent or RMBI after the Payment Currency is converted into the Relevant Currency in accordance with clause 6.3(b).

          (b) In making any currency conversion under clause 6.3(a), the Agent or RMBI may itself or through its bankers purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.


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     6.4  INDEMNITY  PAYMENT

          (a) The Guarantors must pay to the Agent or RMBI on demand all amounts owing to the Agent or RMBI under any indemnity under this deed.

          (b) A certificate signed by an Authorised Officer of the Agent or RMBI stating the amount owing to the Agent or RMBI (as the case may be) under any indemnity under this deed is prima facie evidence of that amount as at the date stated on the certificate or failing that as at the date of that certificate.

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7    SAVING  PROVISIONS

     7.1  NO  MERGER  OF  SECURITY

          (a)  Nothing  in  this  deed  merges  with,  extinguishes,  postpones, lessens  or  otherwise  prejudicially  affects or is affected by:

               (1)  any  Transaction  Document;

               (2)  any  other  document  or  agreement;  or

               (3)  any  Power,

               notwithstanding any rule of law or equity or any statutory provision to the contrary.

          (b) Nothing referred to in clause 7.1(a) in any way prejudicially affects any Power under this deed.

     7.2  EXCLUSION  OF  MORATORIUM

          To the extent not excluded by law, a provision of any legislation which at any time directly or indirectly:

          (a) lessens or otherwise varies or affects in favour of a Guarantor, the Company, a Transaction Party or a Surety any of its obligations under any provision of this deed or any Collateral Security; or

          (b) stays, postpones or otherwise prevents or prejudicially affects the exercise by the Agent or RMBI of any Power,

          is negatived and excluded from this deed and any Collateral Security and all relief and protection conferred on any Guarantor, the Company, a Transaction Party or a Surety by or under that legislation is also negatived and excluded.

     7.3  CONFLICT

          Where any right, power, authority, discretion or remedy of the Agent or RMBI under this deed or any Collateral Security is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.


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     7.4  CONSENT  OF  FINANCE  PARTIES

          Whenever the doing of any thing by a Guarantor is dependent on the consent or approval of the Agent or RMBI, the Agent or RMBI (as the case may be) may withhold consent or approval or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Transaction Document. Any conditions must be complied with by the relevant Guarantor.

     7.5  NON-EXERCISE  OF  A  GUARANTOR'S  RIGHTS

          A Guarantor must not exercise any right it may have inconsistent with a Transaction Document.

     7.6  PRINCIPAL  OBLIGATION

          This  deed  and  each  Collateral  Security  is:

          (a) a principal obligation and is not ancillary or collateral to any Encumbrance (other than another Collateral Security) or other obligation however created; and

          (b) independent of and unaffected by any other Encumbrance or other obligation however created which the Agent or RMBI may hold at any time in respect of the Guaranteed Money.

     7.7  NO  OBLIGATION  TO  MARSHAL

          Neither the Agent nor RMBI is required to marshal or to enforce or apply under or appropriate, recover or exercise:

          (a) any Encumbrance, Surety Obligation or Collateral Security or other document or agreement held, at any time, by the Agent or RMBI; or

          (b) any money or asset which the Agent or RMBI, at any time, holds or is entitled to receive.

     7.8  NON-AVOIDANCE

          If any payment by a Guarantor to the Agent or RMBI is at any time avoided for any reason including, but not limited to, any legal limitation, disability or incapacity of or affecting that Guarantor or any other thing, and whether or not:

          (a) any transaction relating to the Guaranteed Money was illegal, void or substantially avoided; or

          (b) any thing was or ought to have been within the knowledge of the Agent or RMBI,

          that  Guarantor:

          (c) as an additional, separate and independent obligation, indemnifies the Agent and RMBI against that avoided payment; and

          (d) acknowledges that any liability of that Guarantor under this deed and the Powers of the Agent and RMBI are the same as if that payment had not been made.


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     7.9  CONTINUING  GUARANTEE  AND  INDEMNITIES

          (a) The guarantee and each indemnity contained in this deed are continuing obligations of each Guarantor, despite:

               (1)  any  settlement  of  account;  or

               (2)  the  occurrence  of  any  other  thing,

               and  remain  in  full  force  and  effect  until:

               (3) all of the Guaranteed Money and all other money owing, contingently or otherwise, under any of the Transaction Documents, have been finally paid in full;

               (4)  each  Security  has  been  fully  and finally discharged; or

               (5) this deed has, in respect of any particular Guarantor or Guarantors, been finally discharged by the Agent under clause 9.

          (b) The guarantee and each indemnity contained in this deed are additional, separate and independent obligations of each Guarantor and neither the guarantee nor any indemnity limits the generality of the guarantee or any other indemnity.

          (c) The guarantee and each indemnity contained in this deed survive the termination of any Transaction Document.

          (d) Each Guarantor waives any right it has of first requiring the Agent or RMBI to commence proceedings or enforce any other rights against the Company or any person before claiming from any one or more Guarantors under this guarantee and indemnity.

          (e) It is not necessary for the Agent or RMBI to incur expense or make payment before enforcing a right of indemnity conferred by this guarantee and indemnity.

     7.10 UNCONDITIONAL  NATURE  OF  OBLIGATIONS

          (a) The Transaction Documents and the obligations of the Guarantors under the Transaction Documents are not released, discharged or otherwise affected by anything which but for this provision might have that effect, including, but not limited to:

               (1) the grant to the Company, a Transaction Party, Surety or any other person of any time, waiver, covenant not to sue or other indulgence;

               (2) the release (including, but not limited to, a release as part of any novation) or discharge of the Company, a Transaction Party, any Surety or any other person;

               (3) the cessation of the obligations, in whole or in part, of any the Company, a Transaction Party, Surety or any other person under any Transaction Document or any other document or agreement;

               (4) the liquidation of the Company, a Transaction Party, Surety or any other person;


--------------------------------------------------------------------------------

               (5) any arrangement, composition or compromise entered into by the Agent, RMBI, the Company, a Transaction Party, Surety or any other person;

               (6) any Transaction Document or any other document or agreement being in whole or in part illegal, void, voidable, avoided, unenforceable or otherwise of limited force or effect;

               (7) any extinguishment, failure, loss, release, discharge, abandonment, impairment, compound, composition or compromise, in whole or in part, of any Transaction Document or any other document or agreement;

               (8) any Collateral Security being given to the Agent or RMBI by the Company, a Transaction Party, Surety or any other person;

               (9) any alteration, amendment, variation, supplement, renewal or replacement of any Transaction Document or any other document or agreement;

               (10) any  moratorium  or  other  suspension  of  any  Power;

               (11) the  Agent,  RMBI,  the  Receiver  or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce, any Power;

               (12) the  Agent or RMBI obtaining a judgment against the Company, a Transaction Party, Surety or any other person for the payment of any of the Guaranteed Money;

               (13) any  transaction,  agreement  or  arrangement  that may take place with the Agent, RMBI, the Company, a Transaction Party, Surety or any other person;

               (14) any  payment  to  the  Agent,  RMBI,  Receiver  or Attorney, including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

               (15) any  failure  to  give  effective  notice  to the Company, a
                    Transaction Party, Surety or any other person of any default under any Transaction Document or any other document or agreement;

               (16) any  legal  limitation,  disability  or  incapacity  of  the
                    Company, a Transaction Party, Surety or of any other person;

               (17) any breach of any Transaction Document or any other document or  agreement;

               (18) the acceptance of the repudiation of, or termination of, any
                    Transaction  Document  or  any  other document or agreement;

               (19) any  Guaranteed  Money  being  irrecoverable for any reason;

               (20) any  disclaimer  by the Company, a Transaction Party, Surety or any other person of any Transaction Document or any other document or agreement;


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                                                                         page 11

               (21) any  assignment,  novation,  assumption  or  transfer of, or other dealing with, any Powers or any other rights or obligations under any Transaction Document or any other document or agreement;

               (22) any  prejudice  (including,  but  not  limited  to, material prejudice)  to  any  person  as  a  result  of:

                    (A) any thing done, or omitted by the Agent, RMBI, the Company, a Transaction Party, Surety or any other person;

                    (B) the Agent, RMBI, the Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

                    (C) any failure or neglect by the Agent, RMBI, the Receiver, Attorney or any other person to recover the Guaranteed Money from the Company or a Transaction Party or by the realisation of any property the subject of a Collateral Security; or

                    (D)  any  other  thing;

               (23) the  receipt  by  the  Agent  or  RMBI,  of  any  dividend, distribution or other payment in respect of any liquidation;

               (24) any  increase  in the financial accommodation provided to or indebtedness incurred by the Company or a Transaction Party for any reason; and

               (25) any other act, omission, matter or thing whatsoever, whether negligent  or  not.

          (b)  Clause  7.10(a)  applies  irrespective  of:

               (1) the consent or knowledge or lack of consent or knowledge, of the Agent, RMBI, the Company, a Transaction Party, Surety or any other person of any event described in clause 7.10(a); or

               (2)  any  rule  of  law  or  equity  to  the  contrary.

--------------------------------------------------------------------------------

8    SUSPENSION  OF  GUARANTORS'  RIGHTS

     8.1  SUSPENSION  OF  GUARANTORS'  RIGHTS

          As long as the Guaranteed Money or other money payable under this guarantee and indemnity remains unpaid, a Guarantor may not without the consent of the Agent;

          (a) in reduction of its liability under this guarantee and indemnity, exercise or attempt to exercise any right of set-off against the Agent or RMBI; or

          (b) make a claim or enforce a right (including, without limitation, an Encumbrance) against any other Guarantor or against their estate or property;

          (c) prove in competition with the Agent or RMBI in the liquidation of any other Guarantor whether in respect of an amount paid by a Guarantor


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                                                                         page 12
               under this guarantee and indemnity, in respect of another amount (including the proceeds of an Encumbrance) applied by the Agent or RMBI in reduction of a Guarantor's liability under this guarantee and indemnity, or otherwise; or

          (d) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of an Encumbrance or guarantee or a share in it now or subsequently held for the Guaranteed Money or other money payable under this guarantee and indemnity.

     8.2  RMBI'S  RIGHT  TO  PROVE

          (a) Each Guarantor irrevocably appoints the Agent and each Authorised Officer of the Agent severally as its attorneys.

          (b) Each attorney may at any time after a Default has occurred which is continuing:

               (1) in the name of each Guarantor or the attorney do anything which the Guarantor may lawfully do to exercise a right of proof of the Guarantor following the liquidation of any other Guarantor in connection with a matter not connected with its rights as Guarantor (including, without limitation, executing deeds and instituting, conducting and defending legal proceedings and receiving any dividend arising out of that right); and

               (2) delegate its powers (including, without limitation, this power of delegation) to any person for any period and may revoke a delegation; and

               (3) exercise or concur in exercising its powers even if the attorney has a conflict of duty in exercising its power or has a direct or personal interest in the means or result of that exercise of power.

          (c) Each Guarantor agrees to ratify anything done by an attorney or its delegate in accordance with clause 8.2(b).

          (d) The Guarantors may not exercise the right of proof referred to in clause 8.2(b) independently of the attorney.

          (e) The attorney need not account to a Guarantor for any dividend received on the exercise of that right of proof until the Agent and RMBI have received all of the Guaranteed Money and all of the other money payable under this guarantee and indemnity.

--------------------------------------------------------------------------------

9    DISCHARGE  AND  RELEASE

     9.1  TERMINATION  BY  GUARANTORS

          The Guarantors may not terminate this deed by notice to the Agent or RMBI or otherwise.


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                                                                         page 13

     9.2  DISCHARGE  AND  RELEASE

          (a) Subject to clauses 9.1, 9.2(b) and 7.9(a), and provided the Guaranteed Money has been irrevocably paid in full and all obligations guaranteed under this deed have been performed in full, the Agent may on behalf of itself and RMBI, at the request and cost of the relevant Guarantor, discharge or release a Guarantor by written instrument signed by the Agent.

          (b) Any discharge or release referred to in clause 9.2(a) and any composition or arrangement which the Guarantor may effect with the Agent and RMBI will be deemed to be made subject to the condition that it will be void if any payment, performance or security which the Agent or RMBI has received or may receive from any person in respect of the Guaranteed Money or in respect of the other obligations guaranteed under this deed is set aside, refunded or reduced under any applicable law or proves to have been invalid. If those conditions are satisfied, the Agent and RMBI will be entitled to recover from the Guarantor on demand the value of that security or the amount of that payment, as if the discharge, release, composition or arrangement had not been affected.

--------------------------------------------------------------------------------

10   GENERAL

     10.1 GUARANTORS  TO  BEAR  COST

          Any thing which must be done by a Guarantor under this deed, whether or not at the request of the Agent or RMBI, is to be done at the cost of the Guarantors.

     10.2 NOTICES

          Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any
          Security:

          (a)  must  be  in legible writing and in English addressed as follows:

               (1)  if  to  a  Finance  Party:

                         Address:  Level 3
                                   One Mitre Square
                                   London  EC3A  5AN
                                   United  Kingdom

                         Attention:  Mr Michael Schonfeld

                         Facsimile:  + 44 207 626 9041;

               (2)  if  to  a  Guarantor:

                         Address:  7000 Independence Parkway
                                   Suite 160 #135
                                   Plano, Texas
                                   United States of America

                         Attention: Mr Toby Mancuso

                         Facsimile: + 1 972 208 2155,


--------------------------------------------------------------------------------
               or as specified by any party to the sender by notice from time to time;

          (b) must be signed by an Authorised Officer or under the common seal of the sender;

          (c) is regarded as being given by the sender and received by the addressee:

               (1)  if  by  delivery in person, when delivered to the addressee;

               (2) if by post within the United States of America, 3 Business Days from and including the date of postage or if by post from 1 country to another, 10 Business Days from and including the date of postage; or

               (3) if by facsimile transmission, whether or not legibly received, on receipt of a transmission report confirming successful transmission without error or omission,

               but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am (addressee's time) on the following Business Day; and

          (d) can be relied on by the addressee and the addressee is not liable to another person for the consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

     10.3 GOVERNING  LAW  AND  JURISDICTION

          (a)  This  deed  is  governed  by  the  laws of the State of Colorado.

          (b) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of the courts of the State of Colorado.

          (c) Each Guarantor irrevocably waives any objection to the venue of any legal process brought or commenced in the State of Colorado on the basis that the process has been brought in an inconvenient forum.

     10.4 PROHIBITION  AND  ENFORCEABILITY

          (a) Any provision of, or the application of any provision of, this deed or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

          (b) Any provision of, or the application of any provision of, this deed which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

     10.5 WAIVERS

          (a) Waiver of a Power arising under, or a provision of, this deed (including this clause), must be in writing and signed by the party granting the waiver.

          (b) A failure or delay in exercise, or partial exercise, of a Power (arising on the occurrence of a Default or otherwise) does not operate as a waiver of that Power or preclude another or further exercise of that or another Power.

          (c) The variation of a term of this deed must be in writing and signed by the parties.

     10.6 CUMULATIVE  RIGHTS

          The Powers are cumulative and are not exclusive of any other right, power, authority, discretion or remedy of the Agent, or RMBI, the Receiver or Attorney.

     10.7 ATTORNEYS

          Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     10.8 ASSIGNMENT

          (a) No Guarantor may transfer or assign any of its rights or obligations under this deed without the prior written consent of the Agent.

          (b) The Agent or RMBI may at any time transfer by way of assignment all or part of its rights, benefits or obligations under this deed to another person in the manner provided in clause 17 of the Facility Agreement.

          (c) Each Guarantor must do all acts, matters or things which may be required by the Agent or RMBI to enable the benefit of this deed to be transferred by way of assignment or novation in accordance with clause 17 of the Facility Agreement.

     10.9 TIME  OF  ESSENCE

          Time is of the essence of this guarantee and indemnity in respect of an obligation of a Guarantor to pay money.

     10.10  COUNTERPARTS

          This guarantee and indemnity may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

     10.11  SERVICE  OF  PROCESS

          Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party service) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 10.2.

     10.12  APPLICATION  OF  MONEY

          A Finance Party may apply money paid by a Guarantor or otherwise towards satisfaction of the Guaranteed Money and other money payable under this guarantee and indemnity in the manner provided in the Facility Agreement and the other Securities, and in the absence of any provision, as it sees fit. A Finance Party may place to the credit of a suspense account for as long as it considers desirable money received under this guarantee and indemnity and need not apply it towards satisfaction of the Guaranteed Money or other money payable under this guarantee and indemnity unless the amount it has received is adequate to discharge the Guaranteed Money in full.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE SCHEDULE - GUARANTORS


          1. Western Goldfields, Inc., a corporation incorporated under the laws of Idaho of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025, United States of America.

          2. Calumet Mining Company, a company incorporated under the laws of Idaho of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025, United States of America.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXECUTED AS A DEED:


EXECUTED AS A DEED on behalf of
RMB RESOURCES LIMITED
by:

/s/ M.L. SCHONFELD                         /s/ ROBERT GRAY
--------------------------------------     ----------------------------------
Secretary/Director                         Director

M.L. SCHONFELD                             ROBERT GRAY
--------------------------------------     ----------------------------------
Name (please print)                        Name (please print)


EXECUTED AS A DEED on behalf of
RMB INTERNATIONAL (DUBLIN) LIMITED
by:

/s/ D. COETZEE                             /s/ S. DUPLESSIS
--------------------------------------     ----------------------------------
Authorised Signatory                       Authorised Signatory

D. COETZEE                                 S. DUPLESSIS
--------------------------------------     ----------------------------------
Name (please print)                        Name (please print)



EXECUTED  AS  A  DEED  for
WESTERN  GOLDFIELDS,  INC.
by:


/s/  John  P.  Ryan
--------------------------------
Signature

Secretary
--------------------------------
Title

John  P.  Ryan
--------------------------------
Name  (please  print)


--------------------------------------------------------------------------------

EXECUTED  AS  A  DEED  for
CALUMET  MINING  COMPANY
by:


/s/  John  P.  Ryan
--------------------------------
Signature

Secretary
--------------------------------
Title

John  P.  Ryan
--------------------------------
Name  (please  print)





--------------------------------------------------------------------------------